UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-21359

                    Managed Duration Investment Grade Municipal Fund

(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor

                         New York, NY 10166

(Address of principal executive offices) (Zip code)

Clifford D. Corso

200 Park Avenue, 7th Floor

                                     New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 527-1800

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Insight INVESTMENT

March 31, 2018

MZF | ANNUAL REPORT

Managed Duration Investment Grade Municipal Fund

A BNY MELLON COMPANY℠

March 31, 2018

DEAR SHAREHOLDER

US gross domestic product (GDP) increased 2.9% in the fourth quarter of 2017, and as has been the trend for several years, growth slowed in the first quarter of 2018 at around 2%. This seasonal pattern was exacerbated by atypically large snowfall and later than usual tax refund checks. As these factors reverse, we believe that GDP should reaccelerate to its previous above-trend pace of nearly 3% over the remainder of 2018. We expect full year 2018 growth to be around 2.5% to 3.0% with trend consumption growth firmly at 2.5% to 2.75% while consumers benefit from the 2017 tax cuts enacted with the Tax Cuts and Jobs Act. We see signs business investment is firming with CEO confidence near cycle highs, and heavy machinery orders accelerating. The labor market is further nearing full employment with discouraged workers re-entering the work force amid continued strength in the construction and manufacturing sectors. Wages are showing some signs of picking up, moving past 2.7%, and unemployment remains at a healthy 4.1%. Inflation continues its modest rebound with the Core Personal Consumption Expenditure Price Index at 1.6% and Core Consumer Price Index up 2.1%, with core PCE likely to near the Federal Reserve Board (the Fed)’s target of 2% over the next 12 months. Higher rates and worries about trade conflicts caused market volatility in the first quarter as euphoria from the 2017 tax cuts faded.

The changing leadership at the Fed normally would have been the focus story of the first quarter. New Chairman Jerome Powell cemented the “continuity” thesis with credibility building congressional testimonies and at the March 2018 Federal Open Market Committee (FOMC) press conference. The Fed did raise rates another 25 basis point (bp) from 1.50% to 1.75%. At the same time, FOMC lowered their 2019 unemployment projection to 3.6% and raised their gross domestic product (GDP) projection to 2.4%. Treasury yields finished the quarter with notably less volatility and modestly higher with the 10-year Treasury yield ending the quarter at 2.74%.

The municipal bond market was irrepressible during the third quarter of 2017 despite a number of events that would typically be associated with increased market volatility. Geopolitical tensions were elevated as North Korea test fired intercontinental ballistic missiles during the quarter – two of which passed over the island of Japan thus heightening fears of an escalation towards war. Hurricane Harvey caused a significant amount of damage in coastal portions of Texas, while Hurricane Maria utterly devastated the Commonwealth of Puerto Rico, leaving many parts of the island without power. As the quarter came to a close, we saw another failed attempt at repealing and replacing the Affordable Care Act (ACA). The municipal market largely shrugged off these events and, in fact, generated positive total returns of 1.06% during the quarter according to the Barclays Bloomberg Municipal Bond Index.

Tax receipts are now at record levels after having increased in six consecutive years while the national unemployment rate stands at a meager 4.1% which is considered by some to be “full employment.” President Trump’s tax reform package has many economists revising their GDP forecasts for 2018 up towards 3.0%. The FOMC tightened monetary policy three times in 2017 and has guided towards another three tightenings in 2018. Municipal defaults have amounted to less than 1% of the market’s total outstandings and that is inclusive of the massive Puerto Rico default. The repeal of the ACA’s individual mandate is a credit negative for not-for-profit hospitals. Labor costs within the healthcare space have been increasing while insurance reimbursement rates continue to fall. This repeal on the margin leaves a larger percentage of the population without healthcare insurance which may lead to an increase in bad debt.

Municipal bond market investors focused on the President’s tax reform package during the fourth quarter of 2017 which has far reaching implications for the tax-exempt market. The reform package was subject to intense debate prior to its late 2017 passage and the end product contained a prohibition on advance refunding activity within the tax-exempt market which may meaningfully

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DEAR SHAREHOLDER continued	March 31, 2018

curtail the supply of tax-exempt bonds. Advance refunding bonds (legally defeasing previously issued debt with the proceeds of a new issuance that are deposited into eligible US Treasury securities) comprise approximately 30% to 40% of the primary market’s supply. Absent any refunding issuance, a technical dynamic may take hold whereby bond market supply is unable to fulfill the tax-exempt demand resulting in higher bond prices. However, changes to corporate and personal income tax rates make things a bit more complicated and serve as somewhat of a counterbalance. The corporate tax rate was decreased from 35% to 21%, and the top personal income tax rate was decreased to 37% from 39.6% with a less punitive alternative minimum tax. The tax policy also limits the deductibility (up to $10,000) of state and local taxes (SALTS) which may impact municipal credit and perhaps valuations. Residents of certain high tax states who typically deduct SALTS may now have a higher tax liability which may increase the demand for tax-exempt debt within those high tax states. Although we do not view this as a material change, it could exacerbate the population shift towards lower tax states.

Municipal market primary supply amounted to approximately $440 billion in 2017. Looking forward, and due the reasons cited previously, we feel primary market supply is apt to decrease to a range of $325 to $350 million in 2018. The main driver of the decrease is the elimination of the advance refunding bonds. As a result, many issuers pulled-forward their refunding needs into 2017 at the expense of 2018. One caveat to the supply forecast is the passage of an infrastructure rebuild program whereby the financing comes through the municipal market.

The Bloomberg Barclays Municipal Bond Index returned 1.82% in the second half of 2017, with long maturities outperforming the general index as the curve flattened. The index returned 5.45% for calendar year 2017. The slope of the tax-exempt yield curve underwent a significant flattening during the second half of the year decreasing from 188bp to 113bp given an active FOMC and low inflation. The yield on 30-year AAA municipal general obligations decreased by 25bp to 2.54% while 10-year yields decreased by 1bp to 1.98%. The ratio of 30-year tax-exempt yields to like-maturity US Treasury yields decreased to 92.6%.

Return data shows an investor preference for BBB-rated credits as the grab for yield continued. Ahead of the expected cut to 2018’s supply forecasts, investors were inclined to buy higher yielding securities on the long end of the curve and down the credit spectrum. Ten-year maturities underperformed the Bloomberg Barclays Municipal Bond Index by 23bp while 30-year maturities outperformed by 167bp. Credit spreads compressed during the second half of 2017 and according to Barclays, A-rated bonds outperformed the index by 31bp while BBB-rated bonds outperformed the index by 242bp. High yield tax-exempt credits were moderately tighter during the period and the Bloomberg Barclays Municipal High Yield Index outperformed the investment grade index by 154bp.

The Bloomberg Barclays Municipal Bond Index returned -1.11% in the first quarter of 2018, with long maturities underperforming the general index. The tax-exempt curve reversed some of the flattening from the prior year and steepened during the quarter from 113 bps to 141 bps likely related to lower personal and corporate tax rates. The yield on 30-year AAA municipal general obligations increased by 41bp to 2.95% while 10-year yields increased by 44bp to 2.42%. The ratio of 30-year tax-exempt yields to like-maturity US Treasury yields increased to 99.2%.

Given our positive economic outlook, we continue to run overweight positions in the more credit sensitive and cyclical sub-sectors of the municipal market; specifically the transportation and power sectors. While shying away from the high yield component of the market, we believe attractive opportunities exist within A-rated and BBB-rated securities. Given the active FOMC and muted inflation, expectations the portfolio has had a duration that is largely in line with its index. However, we have implemented a duration barbell within the investment portfolio with an overweight to discounted floating-rate notes (coupons increase with FOMC tightenings) along with an overweight

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 3

DEAR SHAREHOLDER continued	March 31, 2018

to higher yielding zero coupon bonds. While this strategy may reduce the portfolio’s income generating power near term, we feel confident in our projections that this strategy will deliver total return outperformance versus peers and the benchmark while ultimately increasing the dividend paying capacity of the Fund while the FOMC increases short-term interest rates.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.insightinvestment.com/na/individual-investors.

Sincerely,

Clifford D. Corso

Chief Executive Officer

Managed Duration Investment Grade Municipal Fund

April 30, 2018

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FUND SUMMARY (Unaudited)	March 31, 2018

Fund Statistics
Symbol on New York Stock Exchange	MZF
Initial Offering Date	August 27, 2003
Share Price	$13.60
Net Asset Value	$14.53
Yield on Closing Market Price	3.97%
Taxable Equivalent Yield on Closing Market Price[1]	7.01%
Monthly Distribution Per Common Share[2]	$0.0450
Leverage[3]	38%
Percentage of total investments subject to alternative minimum tax	12.3%
1	Taxable equivalent yield is calculated assuming a 43.4% federal income tax bracket.
2	Monthly distribution is subject to change.
3	As a percentage of total assets less accrued liabilities.

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED March 31, 2018

	Eight Month (non-annualized)	One Year	Three Year	Five Year	Ten Year	Since Inception
Managed Duration
Investment Grade
Municipal Fund
NAV	1.16%	5.79%	3.05%	4.54%	7.12%	6.05%
Market	0.61%	7.29%	4.93%	2.36%	7.71%	5.18%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.insightinvestent.com/na/individual-investors. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Share Price & NAV History

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 5

FUND SUMMARY (Unaudited) continued	March 31, 2018

* Ratings shown are assigned by one or more independent, Nationally Recognized Statistical Credit Rating Organizations (“NRSRO”), such as S&P, Moody’s and Fitch. The ratings are an indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lowest rating is used; and when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSRO. Unrated investments do not necessarily indicate low credit quality. US Treasury securities and US Government Agency securities are not rated but deemed to be equivalent to securities rated AA+/Aaa.
Distributions to Shareholder & Annualized Distribution Rate

6 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	March 31, 2018

	Face Amount	Value
MUNICIPAL BONDS† – 158.6%
California – 26.4%
Bay Area Toll Authority Revenue Bonds
(MUNIPSA + 1.25%) 2.83% due 04/01/36[1]	$2,000,000	$2,104,420
California Pollution Control Financing Authority Revenue Bonds, AMT
5.00% due 07/01/30[2]	1,000,000	1,079,520
Golden State Tobacco Securitization Corp. Revenue Bonds
5.00% due 06/01/28	2,500,000	2,850,500
Hartnell Community College District General Obligation Unlimited
0.00% due 08/01/42[3]	5,640,000	1,989,905
M-S-R Energy Authority Revenue Bonds
7.00% due 11/01/34	2,500,000	3,542,450
Norman Y Mineta San Jose International Airport Sjc Revenue Bonds, AMT
5.00% due 03/01/47	605,000	675,410
Northern California Gas Authority No 1 Revenue Bonds
(3M LIBOR x 67% + 0.72%), 1.86% due 07/01/27[1]	3,760,000	3,659,646
Patterson Joint Unified School District General Obligation Unlimited, (AGM)
0.00% due 08/01/47[3]	2,740,000	828,549
Sacramento County Sanitation Districts Financing Authority Revenue Bonds, (AGC-ICC FGIC)
(3M LIBOR x 67% + 0.53%), 1.87% due 12/01/35[1]	3,500,000	3,369,555
San Bernardino City Unified School District General Obligation Unlimited, (AGM)
5.00% due 08/01/28	1,000,000	1,127,140
San Diego Unified School District General Obligation Unlimited
0.00% due 07/01/38[3]	3,145,000	1,167,298
San Francisco City & County Airport Comm-San Francisco International Airport Revenue Bonds, AMT
5.00% due 05/01/47	1,335,000	1,503,931
San Mateo County Community College District General Obligation Unlimited, (NATL)
0.00% due 09/01/29[3]	3,000,000	2,133,360
Total California		26,031,684
Texas – 19.9%
Fort Bend County Industrial Development Corp. Revenue Bonds
4.75% due 11/01/42	1,000,000	1,024,330
Matagorda County Navigation District No 1 Revenue Bonds, AMT, (AMBAC)
5.13% due 11/01/28	2,515,000	2,845,446
North Texas Tollway Authority Revenue Bonds
5.00% due 01/01/45	2,500,000	2,747,050
5.00% due 01/01/43	1,430,000	1,631,101
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
5.00% due 10/01/43	2,000,000	2,186,400
5.00% due 11/15/52	940,000	1,030,588
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds
(3M LIBOR x 67% + 0.70%), 2.12% due 12/15/26[1]	4,250,000	4,214,895

See notes to Financial Statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 7

PORTFOLIO OF INVESTMENTS continued	March 31, 2018

	Face Amount	Value
MUNICIPAL BONDS† – 158.6% (continued)
Texas – 19.9% (continued)
Texas Municipal Gas Acquisition & Supply Corp. II Revenue Bonds
(MUNIPSA + 0.55%), 2.13% due 09/15/271	$4,000,000	$3,949,720
Total Texas		19,629,530
New York – 14.0%
Metropolitan Transportation Authority Revenue Bonds
5.00% due 11/15/43	2,000,000	2,224,960
5.25% due 11/15/57	1,600,000	1,841,136
New York State Dormitory Authority Revenue Bonds
5.00% due 07/01/32	1,000,000	1,072,910
New York Transportation Development Corp. Revenue Bonds, AMT
5.00% due 07/01/46	2,000,000	2,165,700
Triborough Bridge & Tunnel Authority Revenue Bonds
0.00% due 11/15/31[3]	2,750,000	1,737,643
Troy Industrial Development Authority Revenue Bonds
5.00% due 09/01/31	1,000,000	1,076,140
TSASC Inc. Revenue Bonds
5.00% due 06/01/35	1,430,000	1,574,430
Westchester Tobacco Asset Securitization Revenue Bonds
5.00% due 06/01/41	2,000,000	2,172,820
Total New York		13,865,739
Pennsylvania – 11.1%
City Of Philadelphia Pa General Obligation Unlimited, (AGC)
5.38% due 08/01/30	990,000	1,031,679
Commonwealth Financing Authority Revenue Bonds
5.00% due 06/01/35	1,000,000	1,108,330
County of Allegheny General Obligation Unlimited, (AGM)
(3M LIBOR x 67% + 0.55%), 1.74% due 11/01/26[1]	1,605,000	1,573,381
County of Lehigh Revenue Bonds
4.00% due 07/01/43	1,000,000	1,014,390
Delaware River Port Authority Revenue Bonds
5.00% due 01/01/27	1,500,000	1,630,290
Pennsylvania Economic Development Financing Authority Revenue Bonds, AMT
1.70% due 08/01/37[1]	2,000,000	1,980,500
Pennsylvania Turnpike Commission Revenue Bonds
5.00% due 12/01/46	2,390,000	2,651,442
Total Pennsylvania		10,990,012
Massachusetts – 8.4%
Commonwealth of Massachusetts General Obligation Unlimited, (BHAC-CR FGIC)
(3M LIBOR x 67% + 0.57%), 1.76% due 05/01/37[1]	2,475,000	2,393,003
Massachusetts Bay Transportation Authority Revenue Bonds
0.00% due 07/01/323	5,105,000	3,202,673

See notes to Financial Statements.

8 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	March 31, 2018

	Face Amount	Value
MUNICIPAL BONDS† – 158.6% (continued)
Massachusetts – 8.4% (continued)
Massachusetts Development Finance Agency Revenue Bonds
5.00% due 07/01/37	$1,000,000	$1,101,300
6.25% due 07/01/30	385,000	403,438
Massachusetts Educational Financing Authority Revenue Bonds, AMT
4.70% due 07/01/26	655,000	675,423
5.38% due 07/01/25	505,000	540,340
Total Massachusetts		8,316,177
Louisiana – 8.0%
City Of Shreveport LaWater & Sewer Revenue Revenue Bonds, (BAM)
5.00% due 12/01/41	1,000,000	1,113,570
Lafayette Consolidated Government Revenue Bonds, (AGM)
5.00% due 11/01/31	1,000,000	1,119,530
Louisiana Local Government Environmental Facilities & Community
Development Authority Revenue Bonds
3.50% due 11/01/32	2,000,000	1,972,960
Louisiana Public Facilities Authority Revenue Bonds
5.25% due 11/01/30	1,000,000	1,052,200
Louisiana Public Facilities Authority Revenue Bonds, (AGM)
5.00% due 06/01/42	800,000	876,456
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
5.00% due 05/01/43	1,600,000	1,747,280
Total Louisiana		7,881,996
Arizona – 7.9%
Arizona Health Facilities Authority Revenue Bonds
(3M LIBOR x 67% + 0.81%), 1.95% due 01/01/37[1]	3,500,000	3,228,855
(MUNIPSA + 1.85%), 3.43% due 02/01/48[1]	2,000,000	2,074,800
Glendale Municipal Property Corp. Revenue Bonds
5.00% due 07/01/33	1,250,000	1,369,587
Industrial Development Authority of the City of Phoenix Revenue Bonds
5.25% due 06/01/34	1,000,000	1,097,620
Total Arizona		7,770,862
Michigan – 6.2%
Michigan Finance Authority Revenue Bonds
5.00% due 11/15/41	1,000,000	1,105,230
5.00% due 11/01/44	1,000,000	1,101,160
5.00% due 07/01/44	1,030,000	1,101,029
5.00% due 12/01/31	1,000,000	1,097,940
Michigan State Building Authority Revenue Bonds
5.00% due 04/15/36	1,500,000	1,717,080
Total Michigan		6,122,439

See notes to Financial Statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 9

PORTFOLIO OF INVESTMENTS continued	March 31, 2018

	Face Amount	Value
MUNICIPAL BONDS† – 158.6% (continued)
Alabama – 5.4%
Alabama Economic Settlement Authority Revenue Bonds
4.00% due 09/15/33	$3,000,000	$3,082,320
Alabama Special Care Facilities Financing Authority Revenue Bonds
5.00% due 06/01/32	2,000,000	2,242,280
Total Alabama		5,324,600
Florida – 5.1%
County of Broward Revenue Bonds, AMT, (AGM)
5.00% due 04/01/38	1,000,000	1,072,920
Miami-Dade County Educational Facilities Authority Revenue Bonds
5.00% due 04/01/42	2,000,000	2,170,720
Mid-Bay Bridge Authority Revenue Bonds
5.00% due 10/01/40	625,000	688,494
Town of Davie Revenue Bonds
6.00% due 04/01/42	1,000,000	1,120,450
Total Florida		5,052,584
Connecticut – 4.3%
City of Bridgeport General Obligation Unlimited, (AGM)
5.00% due 10/01/25	2,535,000	2,868,885
Connecticut State Health & Educational Facility Authority Revenue Bonds
5.00% due 07/01/45	1,250,000	1,368,162
Total Connecticut		4,237,047
New Jersey – 4.2%
New Jersey Economic Development Authority Revenue Bonds, (ST APPROP)
(MUNIPSA + 1.60%), 3.18% due 03/01/28[1]	3,000,000	2,962,530
New Jersey Health Care Facilities Financing Authority Revenue Bonds
5.00% due 07/01/43	1,070,000	1,187,261
Total New Jersey		4,149,791
Nebraska – 3.6%
Central Plains Energy Project Revenue Bonds
5.00% due 09/01/35	3,000,000	3,548,310

Kentucky – 3.5%
County of Owen Revenue Bonds
5.63% due 09/01/39	1,000,000	1,049,310
Kentucky Economic Development Finance Authority Revenue Bonds
5.63% due 08/15/27	500,000	506,515
Kentucky Public Energy Authority Revenue Bonds
4.00% due 04/01/48[1]	1,750,000	1,863,155
Total Kentucky		3,418,980
Iowa – 3.3%
Iowa Finance Authority Revenue Bonds
5.00% due 08/15/29	1,090,000	1,201,561

See notes to Financial Statements.

10 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	March 31, 2018

	Face Amount	Value
MUNICIPAL BONDS† – 158.6% (continued)
Iowa – 3.3% (continued)
Iowa Tobacco Settlement Authority Revenue Bonds
5.60% due 06/01/34	$2,000,000	$2,018,580
Total Iowa		3,220,141
Vermont – 3.0%
Vermont Student Assistance Corp. Revenue Bonds, AMT
(3M LIBOR + 3.00%), 5.03% due 12/03/35[1]	2,800,000	2,973,908
Mississippi – 2.8%
County of Warren Revenue Bonds
6.50% due 09/01/32	1,000,000	1,020,810
State Of Mississippi Revenue Bonds
5.00% due 10/15/35	1,500,000	1,698,765
Total Mississippi		2,719,575
Washington – 2.2%
Spokane Public Facilities District Revenue Bonds
5.00% due 12/01/38	1,000,000	1,095,430
Washington Higher Education Facilities Authority Revenue Bonds
5.25% due 04/01/43	1,000,000	1,086,710
Total Washington		2,182,140
Colorado – 2.2%
City & County of Denver CO Airport System Revenue Revenue Bonds
5.00% due 11/15/43	1,000,000	1,096,680
Colorado Health Facilities Authority Revenue Bonds
5.25% due 01/01/45	1,000,000	1,072,220
Total Colorado		2,168,900
Tennessee – 2.0%
Metropolitan Nashville Airport Authority Revenue Bonds
5.20% due 07/01/26	520,000	535,491
Metropolitan Nashville Airport Authority Revenue Bonds, AMT
5.00% due 07/01/43	1,310,000	1,456,851
Total Tennessee		1,992,342
Ohio – 1.7%
American Municipal Power, Inc. Revenue Bonds
5.00% due 02/15/42	1,560,000	1,684,301
Delaware – 1.6%
Delaware State Economic Development Authority Revenue Bonds
5.40% due 02/01/31	1,500,000	1,603,350
Nevada – 1.6%
Las Vegas Valley Water District General Obligation Ltd
5.00% due 06/01/31	1,435,000	1,557,463

See notes to Financial Statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS continued	March 31, 2018

	Face Amount	Value
MUNICIPAL BONDS† – 158.6% (continued)
Arkansas – 1.4%
Arkansas Development Finance Authority Revenue Bonds
(MUNIPSA + 1.55%), 3.13% due 09/01/44[1]	$1,400,000	$1,412,558
Virginia – 1.3%
Washington County Industrial Development Authority Revenue Bonds
7.50% due 07/01/29	1,250,000	1,301,162
Alaska – 1.1%
City of Anchorage Electric Revenue Bonds
5.00% due 12/01/41	1,000,000	1,107,800
Wisconsin – 1.1%
Wppi Energy Revenue Bonds
5.00% due 07/01/37	1,000,000	1,102,980
Hawaii – 1.1%
Hawaii Pacific Health Revenue Bonds
5.63% due 07/01/30	1,000,000	1,082,590
New Hampshire – 1.1%
New Hampshire Health And Education Facilities Authority Act Revenue Bonds
5.00% due 01/01/34	1,000,000	1,070,290
Utah – 1.0%
Salt Lake City Corp. Airport Revenue Bonds, AMT
5.00% due 07/01/47	900,000	1,001,277
Illinois – 0.8%
Chicago O’hare International Airport Revenue Bonds, AMT
5.00% due 01/01/35	750,000	826,492
District of Columbia – 0.8%
District Of Columbia Revenue Bonds
5.00% due 04/01/42	715,000	805,376
West Virginia – 0.5%
West Virginia Economic Development Authority Revenue Bonds, AMT
2.88% due 12/15/26	515,000	503,773
Total Municipal Bonds
(Cost 151,306,937)		156,656,169

See notes to Financial Statements.

12 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	March 31, 2018

	Shares	Value
SHORT TERM INVESTMENT – 0.4%
BlackRock Liquidity Funds FedFund Portfolio, 1.55%[4]	452,466	$452,466
Total Short Term Investment (Cost 452,466)		452,466
Total Investments - 159.0% (Cost $151,759,403)		$157,108,635
Preferred Shares - (60.7)%		(60,000,000)
Other Assets & Liabilities, net - 1.7%		1,672,349
Total Net Assets -100.0%		$98,780,984

†	Value determined based on Level 2 inputs – See Note 2.

1	Variable rate security. Rate indicated is rate effective at March 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

2	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $1,079,520 (cost $1,030,827), or 1.1% of total net assets as of March 31, 2018. These securities have been determined to be liquid under guidelines established by the Board of Trustees

3	Zero coupon rate security.

4	Represents the 7-day SEC yield as of March 31, 2018.

AGC	Insured by Assured Guaranty Corporation

AGM	Insured by Assured Guaranty Municipal Corporation

AMBAC	Insured by Ambac Assurance Corporation

AMT	Income from this security is a preference item under the Alternative Minimum Tax

BAM	Insured by Bank of America

BHAC-CR	Insured by Berkshire Hathaway Assurance Corporation

FGIC	Insured by Financial Guaranty Insurance Company

LIBOR	London Interbank Offered Rate

MUNIPSA	SIFMA Municipal Swap Index Yield

NATL	Insured by National Public Finance Guarantee Corporation

ST APPROP	State Appropriation

See notes to Financial Statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS continued	March 31, 2018

The following table summarizes the inputs used to value the Fund’s net assets as of March 31, 2018 (See Note 2 in the Notes to Financial Statements):

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Municipal Bonds	$—	$156,656,169	$—	$156,656,169
Short Term Investment	452,466	—	—	452,466
Total	$452,466	$156,656,169	$—	$157,108,635

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuations levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended March 31, 2018, there were no transfers between levels.

See notes to Financial Statements.

14 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	March 31, 2018

Sector Concentration*
Industrial Revenue	20.2%
Transportation	19.3%
Health Care	16.0%
Education	11.8%
Power	10.1%
Local Obligation	9.1%
Special Tax	6.5%
Water & Sewer	3.5%
Leasing	2.0%
State Obligation	1.5%

*As a percentage of long-term investments.

State/Territory Allocations*
California	16.6%
Texas	12.5%
New York	8.9%
Pennsylvania	7.0%
Massachusetts	5.3%
Louisiana	5.0%
Arizona	5.0%
Michigan	3.9%
Alabama	3.4%
Florida	3.2%
All Other States	29.2%

*As a percentage of long-term investments.

Maturity Breakdown*

Under 1 Yr	5.6%
1 to 3 Yrs	5.6%
3 to 5 Yrs	15.2%
5 to 7 Yrs	21.4%
7 to 10 Yrs	31.2%
10 to 20 Yrs	20.5%
Over 20 Yrs	0.5%

*As a percentage of long-term investments.

Portfolio composition and holdings are subject to change daily. For more information, please visit www.insightinvestment.com/na/individual-investors. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

See notes to Financial Statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 15

STATEMENT OF ASSETS AND LIABILITIES	March 31, 2018

ASSETS:
Investments, at value	$157,108,635
Receivables:
Interest	1,669,867
Deferred offering costs	204,469
Expense reimbursement due from the Adviser	2,761
Other assets	84,320
Total assets	159,070,052
LIABILITIES:
Payable for:
Distributions - VMTP shareholders	119,719
Investment advisory fees	52,553
Professional fees	40,514
Administration fees	24,536
Printing fees	23,818
MBSC servicing fees	17,500
Transfer agent fees	2,778
CCO fees	2,761
Custodian fees	1,214
Other Liabilities	3,675
Total liabilities	289,068
PREFERRED SHARES, at redemption value:
$0.001 par value per share; 600 Variable Rate MuniFund Term Preferred Shares authorized, issued and outstanding at $100,000 per share liquidation preference	60,000,000
NET ASSETS	$98,780,984
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited shares of shares authorized, 6,800,476 shares issued and outstanding	$6,800
Additional paid-in capital	92,642,200
Accumulated net investment loss	(119,719)
Accumulated net realized gain on investments	902,471
Net unrealized appreciation on investments	5,349,232
NET ASSETS	$98,780,984
Shares outstanding ($0.001 par value with unlimited amount authorized)	6,800,476
Net asset value, offering price and repurchase price per share	$14.53
Investments in securities, at cost	151,759,403

See notes to financial statements.

16 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	March 31, 2018

	Eight Months Ended March 31, 2018*	Year Ended July 31,2017
INVESTMENT INCOME:
Interest	$3,873,104	$6,649,463
EXPENSES:
Investment advisory fees	416,549	660,300
Administration fees	79,421	165,049
Legal fees	52,274	121,776
Deferred offering costs	48,275	1,760
Trustee fees and expenses**	41,072	46,612
Printing fees	32,550	33,263
Transfer agent fees	22,878	24,226
Audit fees	21,000	20,041
Insurance	17,756	14,125
CCO fees	16,154	—
Listing fees	15,812	27,422
MBSC servicing fees	7,636	7,500
Custodian fees	4,521	9,266
Auction agent fees - AMPS	—	119,229
Servicing fees	—	114,100
Fund accounting fees	—	15,741
Other expenses	37,317	28,773

Total expenses	813,215	1,409,183
Investment advisory fees waived	—	(39,496)
Expense reimbursement from the Adviser	(16,154)	—
Servicing fees waived	—	(26,331)

Net expenses	797,061	1,343,356

Net investment income	3,076,043	5,306,107

See notes to financial statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 17

STATEMENT OF OPERATIONS continued	March 31, 2018

	Eight Months Ended March 31, 2018*	Year Ended July 31, 2017
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	1,018,425	3,228,090
Net decrease in unrealized appreciation on:
Investments	(2,345,780)	(8,045,068)
Net realized and unrealized loss	(1,327,355)	(4,816,978)
Distributions to Auction Market Preferred Shareholders from
Net Investment Income	—	(1,648,296)
Distributions to Variable Rate MuniFund Term Preferred Shares From
Net Investment Income	(804,062)	(59,482)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	$944,626	$(1,218,649)

*The Fund changed its fiscal year end to March 31.

**Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

18 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN ASSETS	March 31, 2018

	Eight Months Ended March 31, 2018*	Year Ended July 31, 2017	Year Ended July 31, 2016
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,076,043	$5,306,107	$5,709,552
Net realized gain (loss) on investments	1,018,425	3,228,090	(124,994)
Net change in unrealized appreciation (depreciation) from investments	(2,345,780)	(8,045,068)	5,062,442
Net increase in net assets resulting from operations	1,748,688	489,129	10,647,000
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income	(804,062)	(1,707,778)	(1,097,271)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	944,626	(1,218,649)	9,549,729
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,448,172)	(4,178,892)	(4,761,281)
Return of capital	—	—	(210,547)
Total distributions	(2,448,172)	(4,178,892)	(4,971,828)
Net increase (decrease) in net assets	(1,503,546)	(5,397,541)	4,577,901
NET ASSETS:
Beginning of period	100,284,530	105,682,071	101,104,170
End of period	$98,780,984	$100,284,530	$105,682,071
Distributions in excess of net investment income	$(119,719)	$(59,482)	$(106,011)

*The Fund changed its fiscal year end to March 31.

See notes to financial statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 19

FINANCIAL HIGHLIGHTS	March 31, 2018

	Eight Months Ended March 31, 2018*		Year Ended July 31, 2017		Year Ended July 31, 2016
Per Share Data:
Net asset value, beginning of period	$14.75		$15.54		$14.87
Income from investment operations:
Net investment income(a)	0.45		0.78		0.84
Net gain (loss) on investments (realized and unrealized)	(0.19)		(0.71)		0.72
Distributions to preferred shareholders from net investment income (common share equivalent basis)	(0.12)		(0.25)		(0.16)
Total from investment operations	0.14		(0.18)		1.40
Less distributions from:
Net investment income	(0.36)		(0.61)		(0.70)
Return of capital	—		—		(0.03)
Total Distributions	(0.36)		(0.61)		(0.73)
Net asset value, end of period	$14.53		$14.75		$15.54
Market Value, end of period	$13.60		$13.88		$14.62
Total Return(b)
Net asset value	1.16%		(0.71)%		9.68%
Market value	0.61%		(0.69)%		12.79%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$98,781		$100,285		$105,682
Preferred shares, at redemption value ($100,000 per share liquidation preference) (thousands)	$60,000		$60,000		$69,450
Preferred shares asset coverage per share	$264,635		$267,141		$63,043
Ratio to average net assets of:
Net investment income(c)	4.60	%(d)	5.31%		5.57%
Expenses (including interest expense and net of fee waivers)(c)	1.19	%(d)	1.35	%(e)	1.34	%(e)
Expenses (including interest expense and excluding fee waivers)(c)	1.22	%(d)	1.41	%(e)	1.59	%(e)
Portfolio turnover rate(f)	22%		20%		14%

*The Fund changed its fiscal year end to March 31.

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Past performance is not a guarantee of future results.
(c)	Calculated on the basis of income and expense applicable to both common and preferred shares relative to average net assets of common shareholders.
(d)	Annualized.
(e)	The impact of interest expense is less than 0.01%.
(f)	Portfolio turnover is not annualized for periods less than one year.

See notes to financial statements.

20 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	March 31, 2018

Year Ended July 31, 2015		Year Ended July 31, 2014		Year Ended July 31, 2013
$ 14.72		$13.61		$15.41

0.88		0.95		1.02
0.17		1.13		(1.74)

(0.14)		(0.13)		(0.14)
0.91		1.95		(0.86)

(0.76)		(0.84)		(0.94)
—		—		—
(0.76)		(0.84)		(0.94)
$14.87		$14.72		$13.61
$13.66		$13.57		$12.46

6.19%		14.87%		-6.01%
6.43%		16.29%		-18.13%

$ 101,104		$100,125		$92,573

$ 69,450		$69,450		$69,450
$ 61,395		$61,042		$58,324

5.85%		6.86%		6.70%
1.35	%(e)	1.40	%(e)	1.33	%(e)

1.60	%(e)	1.66	%(e)	1.58	%(e)
12%		15%		23%

See notes to financial statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS	March 31, 2018

Note 1 – Organization:

The Managed Duration Investment Grade Municipal Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. (now known as Cutwater Investor Services Corp.( d/b/a Insight Investment and referred to herein as the “Adviser”)).

On February 16, 2018, the Board of Trustees of the Fund (the “Board”) approved a change to the Fund’s fiscal and tax year end to March 31.

Note 2 – Accounting Policies:

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to the Adviser’s valuation committee (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on

22 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	March 31, 2018

the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 3 securities during the eight months ended March 31, 2018.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

(c) Dividends and Distributions

The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 6.

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations

Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retains all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS continued	March 31, 2018

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis. The Fund did not invest in inverse floating rate securities during the eight months ended March 31, 2018.

(e) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Adviser and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily managed assets. (“Managed Assets” represent the Fund’s total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) Prior to November 1, 2016, the Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at annual rate of 0.09% of the Fund’s average daily Managed Assets. Effective November 1, 2016, the advisory fee waiver was terminated.

Pursuant to a Services Agreement between the Fund, the Adviser and MBSC Services Corporation (“MBSC”), an affiliate of the Adviser, provides a review of the content on the Fund’s website and assists with regulatory filings of this content, if necessary. MBSC receives an annual fee from the Fund of $10,000 each November for their services. As of March 31, 2018, the MBSC servicing fees accrued is $17,500, which is included on the Statement of Assets and Liabilities.

Prior to November 1, 2016, pursuant to a Servicing Agreement, Guggenheim Funds Distributors, LLC (the “Prior Servicing Agent”) acted as servicing agent to the Fund. The Prior Servicing Agent received an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Prior Servicing Agent contractually agreed to waive a portion of the servicing fee it was entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets. For these services, the Prior Servicing Agent received $114,100 and waived fees of $26,331, which are included in the Servicing fees and Servicing fees waived, respectively, on the Statement of Operations for the year ended July 31, 2017. Effective November 1, 2016, the Servicing Agreement was terminated.

The Fund entered into a chief compliance officer outsourcing agreement (the “CCO Outsourcing Agreement”) with Lebisky Compliance Consulting LLC to serve as the Chief Compliance

24 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	March 31, 2018

Officer (“CCO”) of the Fund dated as of October 3, 2017. For the services provided under the CCO Outsourcing Agreement, the Fund shall pay the CCO an annual base fee of $32,500.

The Fund has entered into a separate fee waiver and expense reimbursement agreement with the Adviser dated as of October 3, 2017. The Adviser has agreed to reimburse the Fund an amount equal to those expenses incurred by the Fund under the CCO Outsourcing Agreement. The fee waiver and expense reimbursement agreement may be terminated by either party without cause by giving the other party at least 60 days’ written notice of its intention to terminate, and shall terminate automatically upon termination of the CCO Outsourcing Agreement or the investment advisory agreement between the Fund and the Adviser.

For the eight months ended March 31, 2018, the Fund incurred $16,154 under the CCO Outsourcing Agreement which was reimbursed by the Adviser. As of March 31, 2018, the amount due from the Adviser under the fee waiver and expense reimbursement is $2,761. The Adviser is not eligible to recoup the amount reimbursed.

Effective November 1, 2016, pursuant to a fund administration and accounting agreement, The Bank of New York Mellon (“BNY Mellon”), provides fund administration and accounting services to the Fund. As compensation for these services BNY Mellon receives a fund administration and accounting fee payable monthly at the annual rate of 0.06% as a percentage of the average daily managed assets of the Fund. BNY Mellon also receives a monthly fee of $3,333 for its services. As of March 31, 2018 and July 31, 2017, BNY Mellon received $79,421 and $152,981, respectively, for these services, which is included in the administration fees on the Statement of Operations. Prior to November 1, 2016, BNY Mellon acted as accounting agent and was responsible for maintaining the books and records of the Fund. BNY Mellon acts as the Fund’s custodian. As custodian, BNY Mellon is responsible for the custody of the Fund’s assets. As auction agent, BNY Mellon was responsible for conducting the auction of the preferred shares. Effective August 3, 2017, the auction agent agreement terminated upon the final distribution payment to the holders of the Auction Market Preferred Shares (“AMPS”).

Prior to October 3, 2016, Rydex Fund Services, LLC (“RFS”), an affiliate of the Prior Servicing Agent, provided fund administration services to the Fund. For these services, RFS received $12,068, which is included in the administration fees on the Statements of Operations.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and BNY Mellon. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At March 31, 2018, the following reclassification was made to the capital accounts of the Fund to reflect permanent book/tax differences. Net investment income, net realized gains and net assets were not affected by these changes.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS continued	March 31, 2018

Accumulated Net
	Accumulated Net	Realized Gain	Additional
	Investment Loss	on Investments	Paid-in Capital
	$115,954	$(115,954)	$—
Information on the tax components of investments as of March 31, 2018, is as follows:
Net Tax
	Gross Tax	Gross Tax	Unrealized
Cost of Investments	Unrealized	Unrealized	Appreciation
for Tax Purposes	Appreciation	Depreciation	on Investments
$151,759,403	$6,161,296	$(812,064)	$5,349,232

As of March 31, 2018 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed		Undistributed		Other
Tax-Exempt	Undistributed	Long-Term	Unrealized	Temporary
Income	Ordinary Income	Capital Gains	Appreciation	Differences	Total
$—	$—	$902,471	$5,349,232	$(119,719)	$6,131,984

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2018 and July 31, 2017, there were no capital loss carryforwards.

Pursuant to Federal income tax regulations applicable to investment companies, the Fund can elect to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Fund can also elect to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the eight months ended March 31, 2018 and for the year ended July 31, 2017, no losses were deferred.

Distributions declared to shareholders during the tax eight months ended March 31, 2018, years ended July 31, 2017 and July 31, 2016 were characterized as follows:

	Tax-exempt	Ordinary	Long-Term	Return of	Total
	income	income	Capital Gains	Capital	distributions
Eight months ended
March 31, 2018	$3,054,340	$ 81,940	$115,954	$ —	$3,252,234
Year ended July 31, 2017	$5,092,476	$794,194	$ —	$ —	$5,886,670
Year ended July 31, 2016	$5,639,827	$218,725	$ —	$210,547	$6,069,000

26 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	March 31, 2018

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those years that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:

Purchases and sales of investment securities, excluding short-term investments, for the eight months ended March 31, 2018, aggregated $35,941,750 and $34,982,136, respectively.

Note 6 – Capital:

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized and 6,800,476 common shares outstanding at March 31, 2018.

In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the eight months ended March 31, 2018 and year ended July 31, 2017.

Variable Rate MuniFund Term Preferred Shares:

On July 12, 2017, the Fund issued 600 shares of Variable Rate MuniFund Term Preferred Shares (VMTP Shares), Series 2020. The preferred shares have a liquidation value of $100,000 per share plus any accumulated unpaid dividends. The Fund used the proceeds from the sale of the VMTP Shares to redeem the AMPS. Dividends on the preferred shares are cumulative at an applicable dividend rate. Distributions of net realized capital gains, if any, are made annually.

The dividend rate for the VMTP Shares is determined with respect to rate periods that will generally commence on a Thursday and end on the following Wednesday when a new index rate is published. The index rate for any such rate period will be the London Interbank Offered Rate (“LIBOR”) Multiplier times One-Month LIBOR as determined on the rate determination date. The dividend rate for any rate period will be equal to the index rate plus the “applicable spread”. The applicable spread will initially be 0.95% annually but will adjust based on the highest applicable credit rating assigned to the VMTP Shares. The range of dividend rates on the Fund’s VMTP Shares for the eight months ended March 31, 2018 were 1.810% for the low and 2.441% for the high.

The Fund’s VMTP Shares, which are entitled to one vote per share, generally vote with the common shares together as one class, but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Fund’s VMTP Shares. The Fund is required to redeem all outstanding VMTP Shares on July 31, 2020.

Note 7 – Offering Costs:

Costs incurred in connection with the Fund’s original offering of VMTP Shares in the amount of $253,998 were recorded and amortized over a three year period. The amount of amortized deferred offering costs included on the Statement of Assets and Liabilities is $204,469.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS continued	March 31, 2018

Note 8 – Subsequent Events:

The Adviser has notified the Board that it is undergoing certain internal corporate reorganizations and the Adviser anticipates merging into its affiliate, Insight North America, LLC (“INA”), on or about July 1, 2018 (the “Transition Date”-). Following the Transition Date, the Fund’s investment management agreement will be with INA. The Bank of New York Mellon Corporation will remain INA’s ultimate parent company. The Adviser and INA have been operating under the same brand for some time, and this merger is not expected to have any material impact on the day-to-day management of the Fund. This internal reorganization will not result in a change of control of the Adviser under the Investment Company Act of 1940, as amended, and the rules thereunder.

On May 10, 2018, the Board determined to submit a proposal to liquidate the Fund to a vote of all shareholders at a Special Meeting of Shareholders to be held in July 2018. If shareholders approve the liquidation, the Fund will proceed to wind up its affairs as soon as reasonably practicable thereafter in a timeframe that allows for an orderly liquidation of portfolio holdings. If the liquidation is not approved by shareholders, the Board will consider whether another course of action would benefit the Fund and its shareholders.

Other than noted above, the Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment or disclose in the Fund’s financial statements.

28 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	March 31, 2018

To the Shareholders and Board of Trustees of Managed Duration Investment Grade Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Managed Duration Investment Grade Municipal Fund (the “Fund”), including the schedule of investments, as of March 31, 2018, the related statements of operations, the statements of changes in net assets and financial highlights for the period then ended and for the year ended July 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations, the changes in net assets and financial highlights for the period then ended and the year ended July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended July 31, 2016, and the financial highlights for each of the four years in the period then ended, were audited by other auditors, and in their opinion dated September 29, 2016, they expressed an unqualified opinion on said financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2017.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania

May 14, 2018

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 29

SUPPLEMENTAL INFORMATION (Unaudited)	March 31, 2018

Results of Shareholder Votes

The Fund held its Annual Meeting of Shareholders on December 6, 2017 for the following purposes:

•    The election of Ellen D. Harvey as a Class I Trustee of the Fund by holders of common and preferred shares, to serve until 2020 or until her successor is duly elected and qualified;

•    The election of Suzanne P. Welsh as a Class I Trustee of the Fund by holders of preferred shares, to serve until 2020 or until her successor is duly elected and qualified;

and

•    The election of Thomas E. Spock as a Class III Trustee of the Fund by holders of preferred shares, to serve until 2019 or until his successor is duly elected and qualified

The voting results were as follows:

	# of shares in Favor	# of shares Withheld

Ellen D. Harvey	3,917,474	2,626,441

Suzanne P. Welsh	600	—

Thomas E. Spock	600	—

Trustees and Officers

The Trustees and Officers of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Other
			Number of Funds		Directorships
	Position Held with	Principal Occupation during	Overseen by	Term of Office and	Held by
Name, Address and Age[1]	Fund[2]	Past Five Years	Trustee	Length of Time Served	Trustees
W. Thacher Brown Born: December 1947	Trustee, Board Chairperson	Retired.	2	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 2016.	None.

30 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	March 31, 2018

					Other
			Number of Funds		Directorships
	Position Held with	Principal Occupation during	Overseen by	Term of Office and	Held by
Name, Address and Age[1]	Fund[2]	Past Five Years	Trustee	Length of Time Served	Trustees
Ellen D. Harvey Born: February 1954	Trustee	Principal, Lindsay Criswell LLC beginning July 2008; Managing Director, Miller Investment Management beginning September 2008.	2	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2016.	Director, Aetos Capital Funds (3 portfolios).
Thomas E. Spock Born: May 1956	Trustee	Partner at Scalar Media Partners, LLC since June 2008.	2	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 2016.	None.
Suzanne P. Welsh Born: March 1953	Trustee, Audit Committee Chairperson	Retired; Former Vice President for Finance and Treasurer, Swarthmore College from August 2002 to June 2014.	2	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2016.	None.
Clifford D. Corso[3] Born: October 1961	Trustee, President	Chief Executive Officer and Chief Investment Officer, Cutwater Investor Services Corp.; Director and officer of other affiliated entities of Cutwater Investor Services Corp.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2003.	None.
James DiChiaro[3] Born: November 1976	Vice President	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2016.	N/A.
Thomas E. Stabile[3] Born: March 1974	Treasurer	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2016.	N/A.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 31

SUPPLEMENTAL INFORMATION (Unaudited) continued	March 31, 2018

Other
			Number of Funds		Directorships
	Position Held with	Principal Occupation during	Overseen by	Term of Office and	Held by
Name, Address and Age[1]	Fund[2]	Past Five Years	Trustee	Length of Time Served	Trustees
David C. Lebisky Born: May 1972	Secretary and Chief Compliance Officer	President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014)	N/A.	Shall serve until death, resignation, or removal. Officer since 2017.	N/A.

Additional Information about the Trustees is included in the Fund’s prospectus.

1	The business address of each Trustee and Officer is c/o Insight Investment, 200 Park Avenue, New York, NY 10166.

2	Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he/she serves:

-Mses. Harvey and Welsh are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2020.

-Mr. Brown is a Class II Trustee. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2018.

-Messrs. Spock and Corso are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2019.

3	Denotes a Trustee or Officer who is an “interested person” of the Fund as defined under the provisions of the Investment Company Act of 1940. Messrs. Corso, DiChiaro and Stabile are “interested persons” by virtue of being employees of the Fund’s Adviser.

32 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	March 31, 2018

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Computershare Shareowner Services LLC (“the Plan Administrator”), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 33

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	March 31, 2018

market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

34 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

FUND INFORMATION	March 31, 2018

Board of Trustees

W. Thacher Brown,

Chairperson

Clifford D. Corso

Ellen D. Harvey

Thomas E. Spock

Suzanne P. Welsh

Principal Executive Officers

Clifford D. Corso

President

James DiChiaro

Vice President

Thomas E. Stabile

Treasurer

David C. Lebisky

Secretary and Chief Compliance Officer

Investment Adviser

Cutwater Investor Services Corp.

New York, NY

Administrator, Accounting Agent,

Transfer Agent and Custodian

The Bank of New York Mellon

New York, NY

Legal Counsel

Pepper Hamilton LLP

Philadelphia, PA

Independent Registered Public Accounting

Firm

Tait, Weller & Baker LLP

Philadelphia, PA

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 35

FUND INFORMATION continued	March 31, 2018

ADDITIONAL TAX INFORMATION

For the fiscal period ended March 31, 2018, the Fund designated long-term capital gains of $1,018,425.

Of the dividends paid from net investment income during the most-recent fiscal year, 97.3% was designated as exempt interest dividends for federal income tax purposes.

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, the Adviser, the Adviser’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, the Adviser, the Adviser’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within the Adviser, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or the Adviser to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

36 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

FUND INFORMATION continued	March 31, 2018

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, the Adviser and the Adviser’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, the Adviser and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non- public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

QUESTIONS CONCERNING YOUR SHARES OF MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND:

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 848-4140.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 848-4140 or by accessing the Fund’s Form N-PX on the US Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT | 37

FUND INFORMATION continued	March 31, 2018

ANNUAL CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and Treasurer required by section 302 of the Sarbanes-Oxley Act of 2002 in the Fund’s Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

38 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

This Page Intentionally Left Blank.

Cutwater Investor Services Corp.

200 Park Avenue

New York, NY 10166

(03/18)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. A copy of the Code of Ethics is included herein as Exhibit (a)(1). Additionally, it can be obtained without charge, upon request, by calling the Registrant at 1-877-848-4140.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Suzanne P. Welsh is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Fund changed its fiscal year-end to March 31 from July 31, effective February 16, 2018. Fee information for the Fund is for the eight months ended March 31, 2018 and the year ended July 31, 2017.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $15,000 for 2018 and $19,000 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $6,000 for 2018 and $6,000 for 2017. The audit related fees relate to the 17f-2 custody audits required under the Investment Company Act of 1940, as amended, and agreed upon procedures reports performed for rating agencies.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2018 and $3,000 for 2017. The tax fees relate to the review of the registrant’s tax filings and annual tax related disclosures in the financial statements.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

(e)(2)

All services described in each of paragraphs (b) through (c) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2017.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Suzanne P. Welsh, W. Thacher Brown, Ellen D. Harvey and Thomas E. Spock.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has adopted the proxy voting policies and procedures used by the Investment Adviser (Cutwater Investor Services Corp.), The Adviser works closely with, and is administered by, Insight Investment Management Limited (“Insight”), another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The most current copy of that policy is attached herewith.

As a fixed income investment manager, Insight votes proxies for client securities on a relatively infrequent basis. Insight has adopted a proxy voting policy where it has been granted authority to vote such proxies and to ensure that proxies are voted in the best interest of each client. More frequently, Insight votes or consents to corporate actions, including tenders, exchanges, amendments, and restructurings which relate to individual fixed income holdings of client accounts. Determinations on voting of consents to these matters tend to be driven primarily by the Company’s view of whether the proposed action will result in an economic benefit for the affected client(s).

Voting Policy

We routinely vote on behalf of our clients with regard to the companies in which they have a shareholding. Insight retains the services of Manifest Information Services (Manifest) for the provision of proxy voting services and votes at all meetings where it is deemed appropriate and responsible to do so. Manifest analyse any resolution against Insight specific voting policy templates which will determine the direction of the vote. Where contentious issues are identified these are escalated to Insight for further review and direction.

With regard to voting, the conflicts of interest policy is that Insight will always seek to act in the best interests of its clients when casting proxy votes on their behalf. Where BNY Mellon, Insight or the clients themselves have business relationships with investee companies, these will be disregarded by Insight in making its proxy voting decisions.

Generally our IMAs provide us with the authority to vote proxies on equity securities for our client accounts subject to any specific instructions from the client. On an annual basis Insight publishes a report titled ‘Putting Principles into Practice’, available on our website, which includes a description on how we have exercised voting powers. Insight’s Voting Policy is also available on our website.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)   Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

A team of investment professionals at Insight North America shares primary responsibility for the day-to-day portfolio management of the Fund. The following provides information regarding the members of the team.

Name	Since	Professional Experience

E. Gerard Berrigan	2003 (Inception)	Head of US Fixed Income, Insight North America, including predecessor firms (1994-present).
James B. DiChiaro	2007	Senior Portfolio Manager, Insight North America, including predecessor firms (1999-present).
Jason Celente	2015	Senior Portfolio Manager, Insight North America, including predecessor firms (1997-present).

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. The Adviser currently does not manage any performance-based fee accounts.

	Number of Accounts	Assets of Accounts
		(in millions)
E. Gerard Berrigan
Registered Investment Companies	3	$353.8
Other Pooled Investments	-	-
Other Accounts	15	$4,688.8
James B. DiChiaro
Registered Investment Companies	-	-
Other Pooled Investments	-	-
Other Accounts	3	$637.5
Jason Celente, CFA
Registered Investment Companies	3	$353.8
Other Pooled Investments	-	-
Other Accounts	46	$2,265.5

Potential Conflicts of Interests

Material conflicts of interest identified by the Adviser may arise in connection with a portfolio manager’s management of the Fund in addition to other fund and/or accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. For example, conflicts may arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. Additionally, a portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than the Fund or that may have a performance fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and aggregates and then allocates securities to client accounts in a fair and timely manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Portfolio managers are compensated with a base salary and bonus. Portfolio managers’ compensation is not based on the performance of individual accounts. The base salary is a fixed amount. The components of compensation are base salary and variable pay which is made up of two elements: discretionary annual cash amount and, for key staff, a deferral into the firm’s Long Term Incentive Plan. Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total compensation is competitive. The Adviser has a 401(k) plan with matching funds for employee contributions up to 5% in addition to offering a competitive benefits package broadly aligned with its parent company, BNY Mellon.

(a)(4)	Disclosure of Securities Ownership

The following table discloses the dollar range of equity securities of the Fund beneficially owned by each of the Fund’s portfolio managers as of March 31, 2018:

Dollar range of Equity Securities in Fund

E. Gerard Berrigan	NONE
James B. DiChiaro	NONE
Jason Celente, CFA	NONE

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by the Annual Report included in Item 1 of this Form N-CSR.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Managed Duration Investment Grade Municipal Fund

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President and Chief Executive Officer
(Principal Executive Officer)

Date    5/18/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President and Chief Executive Officer
(Principal Executive Officer)

Date    5/18/2018

By (Signature and Title)*	/s/ Thomas E. Stabile
Thomas E. Stabile, Treasurer
(Principal Financial Officer)

Date    5/18/2018